Exhibit 99.6

                           VOTING AND PAYMENT AGREEMENT

     VOTING AGREEMENT, dated as of December 17, 1998 (this "Agreement"), among Phar-Mor, INC., a Pennsylvania corporation ("Buyer"), and ANNE BRECKER (the "Holder").

                                WITNESSETH:

     WHEREAS, Buyer, PHARMACY ACQUISITION CORP., a New York corporation and wholly-owned subsidiary of Buyer ("Merger Subsidiary") and PHARMHOUSE CORP., a New York corporation (the "Company"), propose to enter into an Agreement and Plan of Merger to be dated as of the date hereof (the "Merger Agreement"; capitalized terms used herein and not otherwise defined are used herein as defined in the Merger Agreement), pursuant to which Merger Subsidiary will be merged with and into the Company (the "Merger"), and each outstanding share of the common stock, par value $.01, of the Company (the "Company Common Stock") will be converted into the right to receive cash on the basis described in the Merger Agreement;

     WHEREAS, the Holder, individually or as trustee or custodian, is the owner of the number of shares of Company Common Stock set forth opposite the Holder's name on Schedule I to this Agreement (the "Subject Shares"); and

     WHEREAS, as a condition of its entering into the Merger Agreement, Buyer has requested that the Holder agree, and the Holder has agreed, (i) to vote the Subject Shares with respect to the Merger Agreement and the Merger and
(ii) to make certain payments to Buyer, upon the terms and subject to the conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

     Section 1. Agreement to Vote Shares. (a) At every annual or special meeting of the shareholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the shareholders of the Company in lieu of any such meeting, in which in either case the Merger Agreement and the Merger are being considered or voted on, the Holder shall vote the Subject Shares in accordance with the recommendations of the Board of Directors of the Company. The Holder may vote the Subject Shares on all other matters.

     (b) No person executing this Agreement who is or becomes during the term hereof a director of the Company makes any agreement or understanding herein in his or her capacity as such director. The Holder signs solely in his or her capacity as the owner of the Subject Shares.
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     Section 2.     Agreement to Make Payments.  In the event that (i) an
Acquisition Proposal shall have been made known to the Company or any Company Subsidiary, or has been made directly to the Company's stockholders generally or any person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal and thereafter Company Stockholder Approval is not obtained, or (ii) the Merger Agreement is terminated by Buyer pursuant to Section 9.01(h) or Section 9.01(l) thereof, and if in either case during the period ending June 30, 2000 the Holder sells, assigns or transfers all or any of the Subject Shares (whether by operation of law or otherwise) for consideration in excess of $3.25 per share, then Holder shall pay to Buyer all consideration received by the Holder in connection with such transfer in excess of $3.25 per share. The Holder shall make such payment to Buyer promptly, and in any event no later than three business days, after receipt by the Holder of the consideration from the holder's transferee as aforesaid.

     Section 3. Representations and Warranties of the Holder. The Holder hereby represents and warrants to Buyer that:

          (a) this Agreement has been duly executed and delivered by the Holder, and is the legal, valid and binding obligation of the Holder;

          (b) no consent of any court, governmental authority, beneficiary, co-trustee or other person is necessary for the execution, delivery and performance of this Agreement by the Holder;

          (c) the Holder owns the Subject Shares free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, other than this Agreement;

          (d) the Holder has the present power and right to vote all of the Subject Shares; and

          (e) except as provided herein, the Holder has not (i) granted any power-of-attorney or other authorization or interest with respect to any of the Subject Shares, (ii) deposited any of the Subject Shares into a voting trust or (iii) entered into any voting agreement of other arrangement with respect to the voting of any of the Subject Shares.

     Section 4. Representations and Warranties of Buyer. Buyer hereby represents and warrants to the Holder that:

          (a) this Agreement has been duly executed and delivered by Buyer, and is the legal, valid and binding obligation of Buyer; and

          (b) no consent of any court, governmental authority, beneficiary, co-trustee or other person is necessary for the execution, delivery and performance of this Agreement by Buyer.

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     Section 5.     Covenants of the Holder.  The Holder hereby agrees and
covenants that:

          (a) any shares of capital stock of the Company (including the Company Common Stock) that the Holder purchases or with respect to which the Holder otherwise acquires beneficial ownership (including by reason of stock dividends, split-ups, recapitalizations, combinations, exchanges of shares or the like) after the date of this Agreement and prior to the termination of the covenants of the Holder set forth in Section 1 shall be considered Subject Shares and subject to the covenants of Section 1 and Section 2 of this Agreement;

          (b) the Holder will not sell, assign, pledge or otherwise transfer any of the Subject Shares at any time prior to the termination of the covenants of the Holder set forth in Section 1; provided, however, that the foregoing limitation shall not apply to any transfer effected pursuant to the laws of descent and distribution or intestate succession following the death of the Holder during the subject period, but shall apply to any further transfer by any permitted successor or assign of the Holder pursuant to such laws; and

          (c) during the period beginning on the date of the termination of the covenants of the Holder set forth in Section 1 and ending on June 30, 2000, the Holder will not sell, assign or transfer all or any of the Subject Shares other than for value in a bona fide arms' length transaction to an unaffiliated transferee; provided, however, that the foregoing limitation shall not apply to any transfer effected pursuant to the laws of descent and distribution following the death of the Holder during the subject period, but shall apply to any further transfer by any permitted successor or assign of the Holder pursuant to such laws.

     Section 6.     Termination.  This covenants of the Holder set forth in
Section 1 hereof shall terminate on the earlier of (a) the Effective Time and
(b) the date 30 calendar days after the date on which the Merger Agreement is terminated. The covenants of the Holder set forth in Section 2 hereof shall terminate on June 30, 2000.

     Section 7. Notices. All notices, requests and other communications given or made pursuant hereto to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given:

     if to Buyer:

          Phar-Mor, Inc.
          20 Federal Plaza West
          Youngstown, OH   44503
          Attention: General Counsel
          Facsimile: 330-740-2985
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          with a copy to:

          Swidler Berlin Shereff Friedman, LLP
          3000 K Street, N.W., Suite 300
          Washington, D.C.   20007
          Attention: Morris F. DeFeo, Jr.
          Facsimile: 202-424-7643

     if to the Holder:

          Anne Brecker
          17099 Whitehaven Drive
          Boca Raton, FL 33496
           Facsimile: 561-470-1349

          with a copy to:

          Herrick, Feinstein LLP
          2 Park Avenue
          New York, NY  10016
          Attention: Stephen M. Rathkopf
          Facsimile: 212-889-7577

          and to:

          Maloney, Mehlman & Katz
          405 Lexington Avenue
          New York, NY 10174
          Attention:  Melvin Katz
          Facsimile: (212) 972-0111

or such other address or facsimile numbers as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective (a) if given by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section and the appropriate facsimile confirmation is received, or (b) if given by any other means, when delivered at the address specified in this Section.

     Section 8. Amendments; No Waivers. (a) Any provision of this Agreement may be amended or waived prior to the Effective Time if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and the Holder or in the case of a waiver, by the party against whom the waiver is to be effective.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or
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the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     Section 9. Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

     Section 10. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of each of the other parties hereto.

     Section 11. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

     Section 12. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to conflict of laws principles applied in such State.

     Section 13. Jurisdiction; Jury Trial Waiver. (a) Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with this Agreement or the transactions contemplated by this Agreement shall be brought in any federal court located in the Southern District of the State of New York or any New York state court sitting in New York City, and each of the parties hereto hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and waives any objection to venue laid therein. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the State of New York. Without limiting the generality of the foregoing, each party hereto agrees that service of process upon such party at the address referred to in Section 8, together with written notice of such service to such party, shall be deemed effective service of process upon such party.

     (b) EACH PARTY HERETO HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING INSTITUTED BY EITHER OF THEM AGAINST THE OTHER WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY ALLEGED TORTIOUS CONDUCT BY ANY PARTY, OR IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP AMONG THE PARTIES HERETO.

     Section 14. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this
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Agreement and to enforce specifically the terms and provisions of this
Agreement in any federal court located in the Southern District of the State of New York or any New York state court sitting in New York City, in addition to any remedy to which they are entitled at law or in equity.

     Section 15. Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include," "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation." The phrases "the date of this Agreement," "the date hereof," and terms of similar import, unless the context otherwise requires, shall be deemed to refer to December 17, 1998.

     Section 16. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof. Each party acknowledges and agrees that no other party hereto makes any representations or warranties, whether express or implied, other than the express representations and warranties contained herein.

     Section 17. Severability. If any term or other provision of this Agreement is determined to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused this Agreement to be duly executed by their respective authorized officers, as of the day and year first above written.

                                                  Phar-Mor, INC.


                                            By:
                                                ----------------------------
                                                Name:
                                                Title:

                              THE HOLDER

                                               By:
                                                  --------------------------
                                                  Name: Anne Brecker
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                                 SCHEDULE I



HOLDER                                                       NUMBER OF SHARES

Anne Brecker                                                         484,542